Exhibit 32.2

CERTIFICATE OF THE CHIEF FINANCIAL OFFICER
OF MILLERKNOLL, INC. (THE "COMPANY")

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

I, Jeffrey M. Stutz, Chief Financial Officer of the company, certify to the best of my knowledge and belief pursuant to Section 906 of Sarbanes-Oxley Act of 2002 that:

(1)The Annual Report on Form 10-K for the period ended June 1, 2024, which this statement accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Annual Report on Form 10-K, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 30, 2024

/s/ Jeffrey M. Stutz
Jeffrey M. Stutz
Chief Financial Officer

The signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to MillerKnoll, Inc. and will be retained by MillerKnoll, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.